                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2000


I. RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                                           789,663.41
         Available Funds:
                   Contract Payments due and received in this period                                                4,634,259.49
                   Contract Payments due in prior period(s) and received in this period                               603,835.29
                   Contract Payments received in this period for next period                                          238,799.76
                   Sales, Use and Property Tax payments received                                                       65,377.32
                   Prepayment Amounts related to early termination in this period                                      70,282.57
                   Servicer Advance                                                                                   307,489.63
                   Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
                   Transfer from Reserve Account                                                                       11,951.11
                   Interest earned on Collection Account                                                               22,673.15
                   Interest earned on Affiliated Account                                                                1,197.69
                   Proceeds from repurchase of Contracts per Contribution and
                     Servicing Agreement Section 5.03                                                                       0.00
                   Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                                          0.00
                   Amounts paid under insurance policies                                                                    0.00
                   Maintenance, Late Charges and any other amounts                                                    106,015.85
                                                                                                                   -------------
         Total Available Funds                                                                                      6,851,545.27
         Less: Amounts to be Retained in Collection Account                                                           756,252.10
                                                                                                                   -------------
         AMOUNT TO BE DISTRIBUTED                                                                                   6,095,293.17
                                                                                                                   =============


         DISTRIBUTION OF FUNDS:
                   1. To Trustee -  Fees                                                                                    0.00
                   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                      603,835.29
                   3. To Noteholders (For Servicer Report immediately following the Final Additional
                      Closing Date)
                             a) Class A1 Principal and Interest                                                     3,469,258.43
                             a) Class A2 Principal (distributed after A1 Note matures) and Interest                   195,000.00
                             a) Class A3 Principal (distributed after A2 Note mature) and Interest                    325,520.00
                             a) Class A4 Principal (distributed after A3 Note matures) and Interest                   219,862.50
                             a) Class A5 Principal (distributed after A4 Note mature) and Interest                    234,054.83
                             b) Class B Principal and Interest                                                         76,357.85
                             c) Class C Principal and  Interest                                                       154,321.46
                             d) Class D Principal and Interest                                                        104,902.19
                             e) Class E Principal and Interest                                                        142,014.78

                   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                               0.00
                   5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                             a) Residual Interest (Provided no Restricting or Amortization Event in effect)           163,690.98
                             b) Residual Principal (Provided no Restricting or Amortization Event in effect)          117,905.06
                             c) Reserve Account Distribution (Provided no Restricting or Amortization
                                Event in effect)                                                                       11,951.11
                   6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                      Other Amounts                                                                                   195,264.01
                   7. To Servicer, Servicing Fee and other Servicing Compensations                                     81,354.68
                                                                                                                   -------------
         TOTAL FUNDS DISTRIBUTED                                                                                    6,095,293.17
                                                                                                                   =============

                                                                                                                   -------------
         End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
         Funds (if any)}                                                                                              756,252.10
                                                                                                                   =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                  $2,511,821.93
            - Add Investment Earnings                                                                                  11,951.11
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
            - Less Distribution to Certificate Account                                                                 11,951.11
                                                                                                                   -------------
End of period balance                                                                                              $2,511,821.93
                                                                                                                   -------------
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                          $2,511,821.93
                                                                                                                   =============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 13, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                           Pool A                                           155,453,359.80
                           Pool B                                            35,442,056.32
                                                                           ---------------
                                                                                                       190,895,416.12
Class A Overdue Interest, if any                                                      0.00
Class A Monthly Interest - Pool A                                               811,918.66
Class A Monthly Interest - Pool B                                               185,110.64

Class A Overdue Principal, if any                                                     0.00
Class A Monthly Principal - Pool A                                            2,680,708.25
Class A Monthly Principal - Pool B                                              765,958.21
                                                                           ---------------
                                                                                                         3,446,666.46
Ending Principal Balance of the Class A Notes
                           Pool A                                           152,772,651.55
                           Pool B                                            34,676,098.11
                                                                           ---------------
                                                                                                       187,448,749.66
                                                                                                       ==============

----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $221,020,000                    Original Face $221,020,000                                Balance Factor
     $ 4.511037                                      $ 15.594365                                          84.810764%
----------------------------------------------------------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                           Class A1                                          4,875,416.12
                           Class A2                                         40,000,000.00
                           Class A3                                         62,400,000.00
                           Class A4                                         41,000,000.00
                           Class A5                                         42,620,000.00
                                                                         ----------------

Class A Monthly Interest                                                                           190,895,416.12
                           Class A1 (Actual Number Days/360)                    22,591.97
                           Class A2                                            195,000.00
                           Class A3                                            325,520.00
                           Class A4                                            219,862.50
                           Class A5                                            234,054.83
                                                                         ----------------

Class A Monthly Principal
                           Class A1                                          3,446,666.46
                           Class A2                                                  0.00
                           Class A3                                                  0.00
                           Class A4                                                  0.00
                           Class A5                                                  0.00
                                                                         ----------------
                                                                                                     3,446,666.46
Ending Principal Balance of the Class A2 Notes
                           Class A1                                          1,428,749.66
                           Class A2                                         40,000,000.00
                           Class A3                                         62,400,000.00
                           Class A4                                         41,000,000.00
                           Class A5                                         42,620,000.00
                                                                         ----------------
                                                                                                   --------------
                                                                                                   187,448,749.66
                                                                                                   ==============

Class A1

----------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $35,000,000                     Original Face $35,000,000                                 Balance Factor
      $ 0.64548                                       $ 98.47618                                           4.082142%
----------------------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                           Pool A                               2,650,222.84
                                           Pool B                                 604,231.57
                                                                                ------------
                                                                                                    3,254,454.41

           Class B Overdue Interest, if any                                             0.00
           Class B Monthly Interest - Pool A                                       14,333.29
           Class B Monthly Interest - Pool B                                        3,267.89
           Class B Overdue Principal, if any                                            0.00
           Class B Monthly Principal - Pool A                                      45,699.08
           Class B Monthly Principal - Pool B                                      13,057.59
                                                                                ------------
                                                                                                       58,756.67
           Ending Principal Balance of the Class B Notes
                                           Pool A                               2,604,523.76
                                           Pool B                                 591,173.98
                                                                                ------------
                                                                                                    ------------
                                                                                                    3,195,697.74
                                                                                                    ============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $3,768,000                  Original Face $3,768,000                          Balance Factor
      $ 4.671226                                 $ 15.593596                                    84.811511%
----------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                           Pool A                   5,301,246.45
                                           Pool B                   1,208,662.40
                                                                    ------------
                                                                                       6,509,908.85

           Class C Overdue Interest, if any                                 0.00
           Class C Monthly Interest - Pool A                           29,974.13
           Class C Monthly Interest - Pool B                            6,833.98
           Class C Overdue Principal, if any                                0.00
           Class C Monthly Principal - Pool A                          91,398.17
           Class C Monthly Principal - Pool B                          26,115.18
                                                                    ------------
                                                                                         117,513.35
           Ending Principal Balance of the Class C Notes
                                           Pool A                   5,209,848.28
                                           Pool B                   1,182,547.22
                                                                    ------------
                                                                                       ------------
                                                                                       6,392,395.50
                                                                                       ============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $7,537,000                  Original Face $7,537,000                          Balance Factor
       $ 4.883655                                $ 15.591528                                  84.813527%
----------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                           Pool A                     3,533,630.47
                                           Pool B                       805,642.08
                                                                      ------------
                                                                                          4,339,272.55

           Class D Overdue Interest, if any                                   0.00
           Class D Monthly Interest - Pool A                             21,628.76
           Class D Monthly Interest - Pool B                              4,931.20
           Class D Overdue Principal, if any                                  0.00
           Class D Monthly Principal - Pool A                            60,932.11
           Class D Monthly Principal - Pool B                            17,410.12
                                                                      ------------
                                                                                             78,342.23
           Ending Principal Balance of the Class D Notes
                                           Pool A                     3,472,698.36
                                           Pool B                       788,231.96
                                                                      ------------
                                                                                          ------------
                                                                                          4,260,930.32
                                                                                          ============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $5,024,000                  Original Face $5,024,000                          Balance Factor
     $ 5.286616                                 $ 15.593597                                    84.811511%
----------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                           Pool A                           4,418,639.58
                                           Pool B                           1,007,451.13
                                                                            ------------
                                                                                                5,426,090.71

           Class E Overdue Interest, if any                                         0.00
           Class E Monthly Interest - Pool A                                   35,901.45
           Class E Monthly Interest - Pool B                                    8,185.54
           Class E Overdue Principal, if any                                        0.00
           Class E Monthly Principal - Pool A                                  76,165.14
           Class E Monthly Principal - Pool B                                  21,762.65
                                                                            ------------
                                                                                                   97,927.79
           Ending Principal Balance of the Class E Notes
                                           Pool A                           4,342,474.44
                                           Pool B                             985,688.48
                                                                            ------------
                                                                                                ------------
                                                                                                5,328,162.92
                                                                                                ============

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                         Ending Principal
Original Face $6,282,000                  Original Face $6,282,000                          Balance Factor
      $ 7.017986                                 $ 15.588633                                   84.816347%
----------------------------------------------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                           Pool A                          5,310,164.96
                                           Pool B                          1,210,513.48
                                                                           ------------
                                                                                                         6,520,678.44

           Residual Interest - Pool A                                        147,417.67
           Residual Interest - Pool B                                         16,273.31
           Residual Principal - Pool A                                        91,702.83
           Residual Principal - Pool B                                        26,202.23
                                                                           ------------
                                                                                                           117,905.06
           Ending Residual Principal Balance
                                           Pool A                          5,218,462.13
                                           Pool B                          1,184,311.25
                                                                           ------------
                                                                                                         ------------
                                                                                                         6,402,773.38
                                                                                                         ============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                81,354.68
            - Servicer Advances reimbursement                                                              603,835.29
            - Tax, Maintenance, Late Charges,
              Bank Interest and other amounts                                                              195,264.01
                                                                                                         ------------
           Total amounts due to Servicer                                                                   880,453.98
                                                                                                         ============

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 13, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                  176,667,264.12

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                 3,046,605.58

                                                                                                                      ==============
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                     173,620,658.54
                                                                                                                      ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                            2,976,738.80

           - Principal portion of Prepayment Amounts                                                     69,866.78

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                     -------------
                                            Total Decline in Aggregate Discounted Contract Balance    3,046,605.58
                                                                                                     =============


POOL B
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          beginning of the related Collection Period                                                                   40,278,557.02

       Aggregate Discounted Contract Balance of Additional Contracts acquired during
          Collection Period                                                                                                     0.00

       Decline in Aggregate Discounted Contract Balance                                                                   870,505.98

                                                                                                                      --------------
       Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
          ending of the related Collection Period                                                                      39,408,051.04
                                                                                                                      ==============

       Components of Decline in Aggregate Discounted Contract Balance:
           - Principal portion of Contract Payments  and Servicer Advances                              870,505.98

           - Principal portion of Prepayment Amounts                                                          0.00

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                     -------------
                                            Total Decline in Aggregate Discounted Contract Balance      870,505.98
                                                                                                     =============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     213,028,709.58
                                                                                                                      ==============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

            POOL A                                                                                                  Predecessor
                                                                       Discounted            Predecessor            Discounted
            Lease #     Lessee Name                                    Present Value         Lease #                Present Value
            ----------------------------------------                   --------------        --------------         ---------------
            2199-001    Regional Radiology, LLC                         $1,112,975.58        1881-001                 $2,435,321.88
            1231-041    Radnet Management, Inc.                           $953,502.31
            1560-013    Drew Medical inc                                  $342,866.78
                        Cash                                               $25,977.21








                                                                       --------------                               ---------------
                                                     Totals:            $2,435,321.88                                 $2,435,321.88

            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $2,435,321.88
            b) ADCB OF POOL A AT CLOSING DATE                                                                       $201,135,070.09
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   1.21%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                    NO     X

            POOL B                                                                                                  Predecessor
                                                                       Discounted            Predecessor            Discounted
            Lease #     Lessee Name                                    Present Value         Lease #                Present Value
            ----------------------------------------                   --------------        --------------         ---------------
                        NONE









                                                                       --------------                               ---------------
                                                     Totals:                    $0.00                                         $0.00


            a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                          $0.00
            b) ADCB OF POOL B AT CLOSING DATE                                                                       $ 50,047,123.17
            c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
               RATING AGENCY APPROVES)                                                                                         0.00%

           * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
             DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A
             BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES                    NO     X

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                         Predecessor
                                                                   Discounted                  Predecessor    Discounted
              Lease #           Lessee Name                        Present Value               Lease #        Present Value
              -----------------------------------------------      -------------------------   -----------    ----------------------
              408-502           Western Kentucky Diagnostic                      $495,646.95   277-103                 $2,561,363.27
              1042-501          Pinnacle Imaging, Inc.                         $1,631,421.93   1513-002                  $953,250.10
              2375-001          Tuscarawas Ambulatory                          $1,286,730.05   1725-002                  $588,254.35
              1097-506          Advanced Healthcare Resources                    $675,567.93
                                Cash                                              $13,500.87



                                                                   -------------------------                  ----------------------
                                                                   Totals:     $4,102,867.73                           $4,102,867.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           4,102,867.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                      $251,182,193.26
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 1.63%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES                       NO   X
                                                                                                    ------                    ------


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                   Predecessor
                                                                   Discounted                  Predecessor    Discounted
              Lease #           Lessee Name                        Present Value               Lease #        Present Value
              -----------------------------------------------      -------------------------   -----------    ----------------------
                                None

                                                                   -------------------------                  ----------------------
                                                                   Totals: $0.00                                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                     $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                       $50,047,123.17
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                              YES                       NO   X
                                                                                                    ------                    ------

                          DVI RECEIVABLES VIII 1999-1
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 13, 2000


XV.    POOL PERFORMANCE MEASUREMENTS

1.            AGGREGATE DISCOUNTED CONTRACT BALANCE
              CONTRACTS DELINQUENT > 90 DAYS
              This Month                                                                            4,954,632.17
              1 Month Prior                                                                         3,805,302.90
              2 Months Prior                                                                        1,179,412.46

              Total                                                                                 9,939,347.53

              a) 3 MONTH AVERAGE                                                                    3,313,115.84


              TOTAL OUTSTANDING CONTRACTS
              This Month                                                                          213,028,709.58
              1 Month Prior                                                                       216,945,821.14
              2 Months Prior                                                                      220,964,403.49

              Total                                                                               650,938,934.21

              b) 3 MONTH AVERAGE                                                                  216,979,644.74

              c) a/b                                                                                        1.53%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                  Yes             No     X
                                                                                                      ----------     ---------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                               Yes             No     X
                                                                                                      ----------     ---------
              B. An Indenture Event of Default has occurred and is then continuing?               Yes             No     X
                                                                                                      ----------     ---------

4.            Has a Servicer Event of Default occurred?                                           Yes             No     X
                                                                                                      ----------     ---------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                                    Yes             No     X
                                                                                                      ----------     ---------
              B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
                 or obligation not remedied within 90 days?                                       Yes             No     X
                                                                                                      ----------     ---------
              C. As of any Determination date, the sum of all defaulted contracts since the
                 Closing date exceeds 6% of the ADCB on the Closing Date?                         Yes             No     X
                                                                                                      ----------     ---------




6.            Aggregate Discounted Contract Balance at Closing Date                               Balance  $          251,182,193.26
                                                                                                  ----------------------------------

              DELINQUENT LEASE SUMMARY

                    Days Past Due                      Current Pool Balance                         # Leases
                    -------------                      --------------------                         --------
                          31 - 60                              3,706,877.88                               28
                          61 - 90                                926,733.81                                6
                         91 - 180                              4,954,632.17                               23

              Approved By:
              Lisa J. Cruikshank
              Vice President